Prospectus Supplement

John Hancock Investment Trust
John Hancock Seaport Long/Short Fund (the fund)

Supplement dated June 30, 2022 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

As of October 1, 2022 (the Effective Date), Steven C. Angeli, CFA will no longer serve as portfolio manager of the fund. Accordingly, as of the Effective Date, all references to Mr. Angeli will be removed from the Summary Prospectus.

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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